Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
		Reporting Period	Apr. 30, 2005

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X
Schedule of Cash Receipts and Disbursements	MOR-2	X
Copies of Debtor’s Bank Reconciliations		X
Copies of Debtor’s Bank Statements		X
Copies of Cash Disbursements Journals		X
Statement of Operations	MOR-3	X
Balance Sheet	MOR-4	X
Schedule of Post-Petition Liabilities	MOR-5	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Detailed listing of aged accounts payables		X
Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ FREDERICK H. VAN ALSTYNE	6/6/2005
Signature of Debtor	Date
___________
Signature of Joint Debtor	Date
___________
Signature of Authorized Individual*	Date
Frederick H. Van Alstyne	Acting President & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below*.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. (See below)	X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. (See listing below.)	X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

*	Sale of the SEG division and Vanguard

Payments to Professionals and expenses:

4/1/05 - Jeff Lucas - $17,698

4/14/05 - Jeff Lucas - $15,000

4/22/05 - Jeff Lucas - $400

4/14/05 - Marotta Gund Budd & Dzera, LLC - $140,813 Previous month charges

Pre-Petition payments:

Earned time - 7,443.63 Paid 4/7, 4/14, 4/21, 4/28

MOR - 1

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.

A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
(IN THOUSANDS)	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	940				940
RECEIPTS
CASH SALES	—				—
ACCOUNTS RECEIVABLE	1,817				1,817
LOANS AND ADVANCES	—				—
SALE OF ASSETS*	—				—
OTHER (ATTACH LIST)	—				—
TRANSFERS (FROM DIP ACCTS)	—				—

TOTAL RECEIPTS	1,817				1,817

DISBURSEMENTS
NET PAYROLL	498				498
PAYROLL TAXES	251				251
SALES, USE & OTHER TAXES					—
INVENTORY PURCHASES	471				471
SECURED/RENTAL/LEASES	72				72
INSURANCE	89				89
ADMINISTRATIVE	121				121
SELLING	—				—
OTHER (ATTACH LIST) - see below	71				71
OWNER DRAW *	—				—
TRANSFERS (TO DIP ACCTS)	—				—
PROFESSIONAL FEES	174				174
U.S. TRUSTEE QUARTERLY FEES	—				—
COURT COSTS	—				—

TOTAL DISBURSEMENTS	1,747				1,747

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	70				70

CASH - END OF MONTH	1,010				1,010

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	—

Other Receipts
Total	—
Other Disbursements:
401K	71
Total	71

MOR - 2

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	1,449	12,170
Less: Returns and Allowances	—	—

Net Revenue	1,449	12,170

COST OF GOODS SOLD
Beginning Inventory	2,724	10,758
Add: Purchases	458	3,805
Add: Cost of Labor	36	398
Add: Other Costs (attach schedule)	191	1,348
Less: Ending Inventory	2,564	9,150
Cost of Goods Sold	845	7,159

Gross Profit	604	5,011

OPERATING EXPENSES
Sales and Marketing Support	41	255
Auto and Truck Expense		3
Bad Debts		46
Contributions	—	—
Employee Benefits Programs	114	606
Insider Compensation*	—	—
Insurance	46	306
Management Fees/Bonuses	—	—
Office Expense		17
Pension & Profit-sharing Plans	—	—
Repairs and Maintenance	6	21
Rent and Lease Expense	52	702
Salaries/Commissions/Fees	480	4,806
Supplies	8	41
Taxes - Payroll	(2)	56
Taxes - Real Estate	—	—
Taxes - Other	—	185
Travel and Entertainment	27	316
Utilities	25	200
Other (attach schedule)	(17)	1,093
Total Operating Expenses Before Depreciation	780	8,653
Depreciation/Depletion/Amortization	22	567

Net Profit (Loss) Before Other Income & Expenses	(198)	(4,209)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)		(85)
Interest Expense	544	3,013
Other Expense (attach schedule)	—	—

Net profit (Loss) before Reorganization Items	(742)	(7,307)

REORGANIZATION ITEMS
Professional Fees	323	3,287
U.S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
(Gain) Loss from Sale of Equipment	—	12,774
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	323	16,061
Income Taxes	—	—

Net Profit(Loss)	(1,065)	(23,368)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

MOR - 3

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Overhead portion of cost of sales	191	1,347
Other Operational Expenses
cap software adds-reduction to R&D expense	(46)	104
various	8	1
Audit accrual	—	379
Bank Charges	8	354
Director Fees		6
Stock Admin Fees		6
Legal Expenses	2	70
Public Reporting	6	24
Relocation		2
Freight	5	28
Consulting accrual		119

Total	(17)	1,093

Other Income
Royalty Payment		(85)
Other Expenses
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR - 3

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,011	166
Restricted Cash and Cash Equivalents	—	—
Accounts Receivable (Net)	2,530	10,056
Notes Receivable	—	—
Inventories	2,564	10,758
Prepaid Expenses	388	1,115
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—

TOTAL CURRENT ASSETS	6,493	22,095

PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	984	5,853
Furniture, Fixtures and Office Equipment	1,868	6,236
Leasehold Improvements	857	2,621
Vehicles	—	—
Less Accumulated Depreciation	(3,473)	(11,879)

TOTAL PROPERTY &, EQUIPMENT	236	2,831

OTHER ASSETS
Loans to Insiders	—	—
Other Assets (attach schedule)	22,387	26,345

TOTAL OTHER ASSETS	22,387	26,345

TOTAL ASSETS	29,116	51,271

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	604	—
Taxes Payable (refer to …)	—	—
Wages Payable	209	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders	—	—
Other Postpetition Liabilities (attach schedule)	4	—

TOTAL POST-PETITION LIABILITIES	817	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	17,383	15,883
Priority Debt	—	—
Unsecured Debt Including intercompany	12,225	13,301
Unsecured Debt Payable to subsidiaries	8,147	8,147
Subsidiaries Investment	16,699	16,699

TOTAL PRE-PETITION LIABILITIES	54,454	54,030

TOTAL LIABILITIES	55,271	54,030

OWNER EQUITY
Capital Stock	214	214
Additional Paid-in Capital	317,122	317,116
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(318,775)	(318,775)
Retained Earnings - Postpetition	(23,368)	—
Adjustments to Owner Equity (attach schedule)	(1,348)	(1,314)
Post-Petition Contributions (Distributions) (Draws)	—	—
Net Owner Equity	(26,155)	(2,759)

TOTAL LIABILITIES AND OWNERS’ EQUITY	29,116	51,271

Insider is defined in 11 U.S.C. Section 101(31)	—

Please Note that the Decrease in AR, Inventory, Prepaids, Fixed Assets and other assets is due to the sale of SEG.

Also the unsecured Debt dropped because of the Sale of SEG and them assuming some cure liability

MOR - 4

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

BALANCE SHEET (IN THOUSANDS) - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
___________________
___________________
___________________
Other Assets
Capitalized software	2,162	3,684
Patents	125	202
Deposits	—	153
Employee Loans		2
Other Non Current Assets	620	620
Loan refinance closing cost	3,204	5,313
Goodwill	990	990
Investment in subsidiaries	15,286	15,381

Total	22,387	26,345

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Received not invoiced	4
Accrued Warranty
Accrued Royalty
Accrued Sales Return
Customer Advances
Other AP
Other Accrued Liability
Other - Fringe benefit
Deferred Gross Profit

Total	4

Adjustments to Owner Equity
Minimum pension obligation	(583)	(583)
Cumulative Translation Adjustment	(765)	(731)

Total	(1,348)	(1,314)

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

MOR - 4

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding	—	23,266	23,266	4/28/05	Filed by ADP	—
FICA-Employee	—	12,138	12,138	4/28/05	Filed by ADP	—
FICA-Employer	—	12,138	12,138	4/28/05	Filed by ADP	—
Unemployment	—	15	15	4/28/05	Filed by ADP	—
Income	—	—	—			—
Other:	—	—	—			—

Total Federal Taxes	—	47,557	47,557			—

State and Local
Income Tax Withholding	—	3,233	3,233	4/28/05	Filed by ADP	—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	—	215	215	4/28/05	Filed by ADP	0
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other:	—	—	—			—
Total State and Local	—	3,448	3,448			0
Withholding for Employee Healthcare	—	—	—			—
Premiums, Pensions & Other Benefits	—	13,641	13,641	4/28/05		—

Total Taxes	—	17,090	17,090			0

SUMMARY OF UNPAID POST-PETITION DEBTS (IN THOUSANDS)

Attach aged listing of accounts payables

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	225	82	68	114	114	604
Wages Payable	209	—	—	—	—	209
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	434	82	68	114	114	812

Explain how and when the Debtor Intends to pay any past-due post-petition debts.

We intend to pay past-due amounts within the next month out of operating cash.

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

*	“Insider is defined in 11 U.S.C. Section 101(31).

MOR - 5

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Apr. 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	3,384
+ Amounts billed during the period*	1,441
- Amounts collected during the period**	1,969

Total Accounts Receivable at the end of the reporting period	2,856

Accounts Receivable Aging	Amount
Current	2,309
31 - 60 days old	319
61 - 90 days old	56
91+ days old	172
Total Accounts Receivable	2,856
Amount considered uncollectible (Bad Debt)	(326)

Accounts Receivable (Net)	2,530

*	Include vendor activity

**	Include intercompany non cash payments $140K

MOR - 6

9/04

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Auto Image ID, Inc.	Case No.	04-14152-JMD
		Reporting Period	Apr. 30, 2005

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X
Schedule of Cash Receipts and Disbursements	MOR-2	X
Copies of Debtor’s Bank Reconciliations		N/A
Copies of Debtor’s Bank Statements		N/A
Copies of Cash Disbursements Journals		N/A
Statement of Operations	MOR-3	X
Balance Sheet	MOR-4	X
Schedule of Post-Petition Liabilities	MOR-5	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Detailed listing of aged accounts payables		N/A
Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Frederick H. Van Alstyne	6/6/2005
Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Frederick H. Van Alstyne	Acting President & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	N/A

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	N/A

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR - 1

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.

A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	0				0
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	0				0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

MOR - 2

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	15	73

Net Profit(Loss) Before Other Income & Expenses	(15)	(73)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	82	449
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	(97)	(522)

REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain(Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit(Loss)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

MOR - 3

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR - 3

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	—	—
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT		—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	765	839
TOTAL OTHER ASSETS	765	839

TOTAL ASSETS	765	839

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable
Taxes Payable (refer to… )
Wages Payable
Notes Payable
Rent/ Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)	448

TOTAL POST-PETITION LIABILITIES	448	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt *	9,534	9,534
TOTAL PRE-PETITION LIABILITIES	9,534	9,534

TOTAL LIABILITIES	9,982	9,534

OWNER EQUITY
Capital Stock
Additional Paid-in Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(8,695)	(8,695)
Retained Earnings - Postpetition	(522)
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	(9,217)	(8,695)

TOTAL LIABILITIES AND OWNERS’ EQUITY	765	839

Insider is defined in 11 U.S.C. Section 101(31)

*	Includes $4,451,193 of Robotic Vision Systems, Inc. debt incurred in the acquisition of Auto Image ID, Inc. For accounting purposes, this debt has been reflected in the books and records of Auto Image ID, Inc.

MOR - 4

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

BALANCE SHEET (IN THOUSANDS) - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
Other Assets
Goodwill	343	343
Technology	422	496

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Accrued Interest	448
Intercompany
Intercompany investment in subs

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

MOR - 4

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits

Total Taxes	0					0

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	0					0

Explain how and when the Debtor intends to pay any past-due post-petition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR - 5

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Apr. 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

Amount
ACCOUNTS RECEIVABLE RECONCILIATION
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period
- Amounts collected during the period

Total Accounts Receivable at the end of the reporting period	0

Amount
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	0

MOR - 6

9/04